UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 29, 2008

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 29, 2008, the stockholders of Sanmina-SCI Corporation (the “Company”) approved a proposal by which the Board of Directors of the Company may effect a reverse split of the Company’s common stock pursuant to which any whole number of outstanding shares between and including three (3) and ten (10) would be combined into one share of common stock, and the number of authorized shares of common stock would be proportionately reduced. If the Board does not implement the reverse stock split prior to September 29, 2009, stockholder approval again would be required prior to implementing any reverse stock split.  The final results of the voting will be reported in the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2008, expected to be filed in November 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:	/s/ Michael R. Tyler
Michael R. Tyler
Executive Vice President,
General Counsel and Corporate Secretary

Date: September 29, 2008